Calvert World Values Fund, Inc.
Form N-SAR
Period Ended March 31, 2017

Sub-Item 77Q1(e)

The Investment Advisory Agreement dated December
31, 2016 between Calvert World Values Fund, Inc. (the
"Registrant"), on behalf of its series as included below, and Calvert Research and Management is incorporated herein by reference to Exhibit (d)(1) of Post-Effective
Amendment No. 53 to the Registrants Registration
Statement on Form N-1A (1933 Act File No. 033-
45829) as previously filed with the Securities and Exchange Commission on January 30, 2017 (SEC
Accession No. 0000940394-17-000165).

Calvert Capital Accumulation Fund
Calvert Emerging Markets Equity Fund
Calvert International Equity Fund
Calvert International Opportunities Fund

The Investment Sub-Advisory Agreement effective
December 31, 2016 between Calvert Research and
Management and Hermes Investment Management
Limited with respect to Calvert Emerging Markets
Equity Fund, a series of the Registrant, is incorporated herein by reference to Exhibit (d)(2) of Post-Effective
Amendment No. 53 to the Registrants Registration
Statement on Form N-1A (1933 Act File No. 033-
45829) as previously filed with the Securities and Exchange Commission on January 30, 2017 (SEC
Accession No. 0000940394-17-000165).

The Investment Sub-Advisory Agreement effective
December 31, 2016 between Calvert Research and
Management and Eaton Vance Management
(International) Limited with respect to Calvert
International Equity Fund, a series of the Registrant, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 53 to the Registrants
Registration Statement on Form N-1A (1933 Act File
No. 033-45829) as previously filed with the Securities and Exchange Commission on January 30, 2017 (SEC
Accession No. 0000940394-17-000165).

The Investment Sub-Advisory Agreement effective
December 31, 2016 between Calvert Research and
Management and Eaton Vance Management
(International) Limited with respect to Calvert
International Opportunities Fund, a series of the Registrant, is incorporated herein by reference to Exhibit
(d)(4) of Post-Effective Amendment No. 53 to the
Registrants Registration Statement on Form N-1A
(1933 Act File No. 033-45829) as previously filed with the Securities and Exchange Commission on January 30,
2017 (SEC Accession No. 0000940394-17-000165).